Exhibit 99.2

Financial Results3Q 2016

2 This presentation may contain “forward-looking statements” concerning the Corporation’s future economic and financial performance. The words or phrases “expect,” “anticipate,” “intend,” “look forward,” “should,” “would,” “believes” and similar expressions are meant to identify “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created by such sections. The Corporation cautions readers not to place undue reliance on any such “forward-looking statements,” which speak only as of the date made, and advises readers that various factors, including, but not limited to, the following could cause actual results to differ materially from those expressed in, or implied by such forward-looking statements: the ability of the Puerto Rico government or any of its public corporations or other instrumentalities to repay its respective debt obligations, including the effect of recent payment defaults on the Puerto Rico government general obligations, bonds of the Government Development Bank for Puerto Rico and certain bonds of government public corporations, and recent and any future downgrades of the long-term and short-term debt ratings of the Puerto Rico government, which could exacerbate Puerto Rico’s adverse economic conditions and, in turn, further adversely impact the Corporation; uncertainty as to the ultimate outcomes of actions resulting from the enactment by the U.S. government of the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA) to address Puerto Rico’s financial problems; uncertainty about whether the Corporation will be able to continue to fully comply with the written agreement dated June 3, 2010 that the Corporation entered into with the Federal Reserve Bank of New York (the “New York Fed”), that, among other things, requires the Corporation to serve as a source of strength to FirstBank and that, except with the consent generally of the New York Fed and the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), prohibits the Corporation from paying dividends to stockholders or receiving dividends from FirstBank, making payments on trust preferred securities or subordinated debt and incurring, increasing or guaranteeing debt or repurchasing any capital securities and uncertainty whether such consent will be provided for future interest payments on the subordinated debt despite the consents that enabled the Corporation to pay all the accrued but deferred interest payments plus the interest for the second and third quarters of 2016 on the Corporation’s subordinated debentures associated with its trust preferred securities; a decrease in demand for the Corporation’s products and services and lower revenues and earnings because of the continued recession in Puerto Rico; uncertainty as to the availability of certain funding sources, such as brokered CDs; the Corporation’s reliance on brokered CDs to fund operations and provide liquidity; the risk of not being able to fulfill the Corporation’s cash obligations or resume paying dividends to the Corporation’s stockholders in the future due to the Corporation’s need to receive approval from the New York Fed and the Federal Reserve Board to declare or pay any dividends and to take dividends or any other form of payment representing a reduction in capital from FirstBank or FirstBank’s failure to generate sufficient cash flow to make a dividend payment to the Corporation; the weakness of the real estate markets and of the consumer and commercial sectors and their impact on the credit quality of the Corporation’s loans and other assets, which have contributed and may continue to contribute to, among other things, high levels of non-performing assets, charge-offs and provisions for loan and lease losses and may subject the Corporation to further risk from loan defaults and foreclosures; the ability of FirstBank to realize the benefits of its deferred tax assets subject to the remaining valuation allowance; adverse changes in general economic conditions in Puerto Rico, the U.S., and the U.S. Virgin Islands and British Virgin Islands, including the interest rate environment, market liquidity, housing absorption rates, real estate prices, and disruptions in the U.S. capital markets, which reduced interest margins and affected funding sources, and has affected demand for all of the Corporation’s products and services and reduced the Corporation’s revenues and earnings, and the value of the Corporation’s assets, and may continue to have these effects; an adverse change in the Corporation’s ability to attract new clients and retain existing ones; the risk that additional portions of the unrealized losses in the Corporation’s investment portfolio are determined to be other-than-temporary, including additional impairments on the Puerto Rico government’s obligations; uncertainty about regulatory and legislative changes for financial services companies in Puerto Rico, the U.S., and the U.S. and British Virgin Islands, which could affect the Corporation’s financial condition or performance and could cause the Corporation’s actual results for future periods to differ materially from prior results and anticipated or projected results; changes in the fiscal and monetary policies and regulations of the U.S. federal government and the Puerto Rico and other governments, including those determined by the Federal Reserve Board, the New York Fed, the FDIC, government-sponsored housing agencies, and regulators in Puerto Rico and the U.S. and British Virgin Islands; the risk of possible failure or circumvention of controls and procedures and the risk that the Corporation’s risk management policies may not be adequate; the risk that the FDIC may increase the deposit insurance premium and/or require special assessments to replenish its insurance fund, causing an additional increase in the Corporation’s non-interest expenses; the impact on the Corporation’s results of operations and financial condition of acquisitions and dispositions; a need to recognize additional impairments on the Corporation’s financial instruments or goodwill or other intangible assets relating to acquisitions; the risk that downgrades in the credit ratings of the Corporation’s long-term senior debt will adversely affect the Corporation’s ability to access necessary external funds; the impact on the Corporation’s businesses, business practices and results of operations of a potential higher interest rate environment; and general competitive factors and industry consolidation. The Corporation does not undertake, and specifically disclaims any obligation, to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements, except as required by the federal securities laws. Forward-Looking Statements

Agenda Third Quarter 2016 Highlights Aurelio Alemán, President & Chief Executive OfficerThird Quarter 2016 Results of Operations Orlando Berges, Executive Vice President & Chief Financial OfficerQuestions & Answers 3

Key Highlights 4 Third Quarter 2016 Results

5 Profitability Net income of $24.1 million, or $0.11 per diluted share, compared to $22.0 million in 2Q 2016.Net interest income declined $2.0 million, due to lower loan volumes and prepayments on securities.Non-interest income increased $6.4 million, due largely to a $6.1 million gain on sale of securities.Expense control continues to be a focus, non-interest expense declined $1.2 million in 3Q 2016.Adjusted pre-tax, pre-provision income of $50.2 million, compared to $50.5 million for 2Q 2016. Asset Quality Total NPAs decreased by $12.2 million to $744 million in 3Q 2016.Non-performing loan inflows amounted to $50.4 million, a decrease of $27.6 million, compared to 2Q 2016.Provision for loan and lease losses of $21.5 million, remained relatively flat compared to 2Q 2016.Net charge-offs were $41.9 million in 3Q 2016, a $17.2 million increase compared to 2Q 2016. Core Deposits Deposits, net of government and brokered, increased by $35.3 million to $6.8 billion reflecting an increase in Puerto Rico core deposits by $44.7 million and a decline in our Florida and Virgin Island markets.Brokered certificates of deposit (CDs) decreased by $250.6 million in 3Q 2016.Government deposits decreased by $28.3 million primarily reflecting lower balances in the Virgin Islands. Capital FBP published DFAST results on October 24th. Under the severely adverse scenario, stressed capital ratios are significantly above well capitalized requirements.3Q 2016 capital position: Total Risk Based Capital Ratio of 21.2%;Tier 1 Ratio Risk Based Capital Ratio of 17.6%; andLeverage Ratio of 13.0%.Tangible book value per common share of $7.89 compared to $7.83 in 2Q 2016. Third Quarter 2016 Highlights

Third Quarter 2016 Highlights: LOAN PORTFOLIO

Loan Portfolio ($ millions)


$9,176
35
3,785
164
1,862
3,330
$9,148
36
3,784
156
1,827
3,345
$9,008
38
3,707
146
1,786
3,331
$8,909
38
3,657
137
1,752
3,324
$8,920
57
3,712
124
1,727
3,300
3Q 2015
4Q 2015
1Q 2016
2Q 2016
3Q 2016

Loan Originations* ($ millions)


$853
436
4
234
179
$880
471
4
231
174
$731
345
3
219
164
$806
383
5
225
193
$898
457
9
233
199
3Q 2015
4Q 2015
1Q 2016
2Q 2016
3Q 2016
Residential Mortgage
Consumer & Finance Leases
Construction
Commercial
Loans HFS

Despite a challenging market environment, we continue to achieve results through our regional diversification:

Loan Portfolio:

- The loan portfolio increased $12 million net of charge-offs. The performing portfolio increased $32 million.
- Commercial portfolio increased by $55 million primarily attributable to an $82 million increase in Florida. The consumer portfolio declined $25 million.
- Puerto Rico experienced a decrease in the commercial loan portfolio primarily due to the sale of a $20 million participation for concentration risk and charge-offs.

Origination activity:

- For the second consecutive quarter, origination levels increased in all loan categories:
  - Puerto Rico increased $84 million;
  - Florida increased $8 million; and
  - Virgin Islands increased $1 million.
- Healthy origination pipeline for the remainder of 2016.

** Including refinancing and draws from existing revolving and non-revolving commitments.*

6

7 Total Deposit Composition (%) Core Deposits* ($ millions) * Core deposits are total deposits excluding brokered CDs. Non-brokered deposits, excluding government deposits, increased $35 million in 3Q 2016, reflecting an increase of $45 million in the Puerto Rico region partially offset by reductions in both Florida and the Virgin Islands regions. Reduced reliance on brokered deposits by $251 million compared to 2Q 2016, now representing 17% of total deposits.Government deposits decreased in 3Q 2016 by $28 million to $625 million primarily in the Virgin Islands. Core deposits stable; continue reducing reliance on brokered deposits Third Quarter 2016 Highlights: Deposit Mix Retail Commercial CDs & IRAs Public Funds $7,449 $7,241 $7,429 $7,416 $7,423

8 Third Quarter 2016 Highlights: PR Government Exposure As of September 30, 2016, the Corporation had $325.9 million of direct exposure to the Puerto Rico Government, its municipalities and public corporations, compared to $336.5 million as of June 30, 2016. Available-for-sale investment portfolio outstanding principal of $65.6 million with a book value of $43.4 million net of other-than-temporary impairment (OTTI) adjustments of $22.2 million.59% of direct government exposure is to municipalities, which are supported by assigned property tax revenues. In addition, there is $112.8 million of indirect exposure to the Tourism Development Fund supporting hotel projects, down $14.5 million in 3Q 2016 due to $13.7 million in charge-offs.As of September 30, 2016, the total allowance coverage ratio (allowance to the book value of loans) related to commercial loans extended to or guaranteed by the Puerto Rico Government (excluding municipalities) was approximately 16%. ($ in millions)

9 Results of Operations Third Quarter 2016 Results

10 Results of Operations: Third Quarter Financial Highlights ($ in thousands, except per share data) Select Financial Information

11 Key Highlights Net Interest Income ($ millions) GAAP NIM increased 5 basis points to 4.06%, due to the use of cash balances to repay maturing brokered CDs and repurchase agreements. Net interest income decreased $2.0 million in 3Q 2016. This decrease was mainly due to:A $1.7 million decrease in interest income on investment securities due to higher premium amortization resulting from the higher level of prepayments as well as the discontinuance of interest income recognition on PR Government bonds placed in non-performing status.A $1.1 million decline in interest income on loans, the net effect of a $49 million decline in average balance and an 8 basis point decrease in yield, offset by one extra day in the quarter.The reallocation of cash and money market balances to reduce brokered CDs and repos in the quarter improved net interest income by $0.9 million, the net effect of:A reduction of $1.5 million in interest expense on brokered CDs and repos, including benefits of reverse repos; Offset by a $0.6 million decline in interest income on money market investments. Results of Operations: Net Interest Income

12 Key Highlights Cost of Deposits (%) Cost of total deposits, excluding brokered CDs, remained flat at 0.62%.The average rate paid on non-brokered interest-bearing deposits increased 1 basis point to 0.77% during the 3Q 2016.The average balance of brokered CDs declined by $306.7 million during 3Q 2016. Results of Operations: Cost of Deposits

13 Key Highlights Non-Interest Income* ($ millions) * Non interest income excludes equity losses of unconsolidated entities, OTTI and gain on investments, HFS bulk sale impact and bargain purchase gain. Non-interest income increased $6.4 million in the quarter, mostly related to a $6.1 million gain in the sale of US Agency MBS.Adjusted non-interest income, excluding the gain on sales of U.S. agency MBS, increased by $0.3 million.$0.6 million increase in mortgage banking revenues due to sales in the secondary market.A $0.2 million increase in income from service charges on deposit accounts mainly related to an increase in corporate cash management fees.This was partially offset by a $0.5 million decrease in other income due to a 2Q 2016 net gain on the sale of fixed assets, primarily related to a real estate property sold in the Virgin Islands. $19.2 Results of Operations: Non-Interest Income $20.1 $18.8 $20.9 $19.8

14 Results of Operations: Operating Expenses Non-interest expenses decreased by $1.2 million in 3Q 2016 to $88.3 million, due to:A $1.3 million decrease in credit related expenses. $0.7 related to lower write-downs in OREO and $0.6 million decrease in expenses related to troubled loan resolution and mortgage appraisals.A $1.4 million decrease in deposit insurance and supervisory expenses reflecting the reduction in the initial base assessment rate, that became effective on July 1, 2016, as well as the effect of reductions in brokered deposits and average assets.A $0.9 million decrease in business promotion, primarily related to marketing and advertising expense.This reduction was partially offset by:An $0.8 million increase in occupancy & equipment due to electricity and rental expense. A $0.6 million increase in compensation and benefits expense reflecting severance payments of $0.3 million and an increase in incentive based compensation.A $1.1 million increase in the provision for possible losses on unfunded loan commitments and letters of credit.

15 Non-Performing Assets ($ millions) Total non-performing loans, including non-performing loans held for sale, decreased by $31 million, or 5%, driven largely by charge-offs activity.New non-performing loan inflows were $50 million in 3Q 2016, down $28 million from last quarter. Included in the “Direct & Indirect Government Exposure” in the graph above is $20.4 million of GDB and Puerto Rico Building Authority securities which were moved to nonperforming status in 3Q 2016. NPAs decreased by $12 million to $744 million or 6.16% of assets: Results of Operations: Asset Quality Q-o-Q Change in NPAs Migration Trend ($ millions)

16 Key Highlights Net Charge-Offs ($ millions) Total net charge-offs for 3Q 2016 were $42 million, an annualized 1.90% of average loans, compared to $25 million in 2Q 2016. Approximately $13.7 million of the charge-offs recorded in the third quarter is related to loans guaranteed by the Puerto Rico Tourism Development Fund (“TDF”). Allowance coverage ratio of 2.42% compared to 2.64% in 2Q 2016. The ratio of the allowance to NPLs held for investment was 37.8% as of September 30, 2016, compared to 39.2% as of June 30, 2016. Commercial NPLs (Includes HFS) *Net Carrying Amount = % of unpaid principal balance net of reserves and accumulated charge-offs. Results of Operations: Net Charge-offs $42 $24 $25 $22 $24

17 Results of Operations: Capital Position Capital Ratios (%) Total stockholders’ equity amounted to $1.8 billion as of September 30, 2016, an increase of $13.4 million from June 30, 2016, mainly driven by $24.1 million of net income offset by a decrease of $12.2 million in other comprehensive income attributable to a reduction in the fair value of available for sale securities, including those that were sold and the gain was included in the third quarter results. Capital Ratios (%)

18 Third Quarter Results Q & A

19 Third Quarter Results Exhibits

20 Results of Operations: Key Margin Drivers Q3 vs. Q2 Change in Average Interest Earning Assets & Interest Bearing Liabilities * On a tax equivalent basis and excluding valuations ($ in 000)

21 NPLs Held for Investment - Migration ($ in 000)

22 Use of Non-GAAP Financial Measures Basis of PresentationUse of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes they will be helpful to an understanding of the Corporation’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings release. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP. Tangible Common Equity Ratio and Tangible Book Value per Common Share The tangible common equity ratio and tangible book value per common share are non-GAAP financial measures generally used by the financial community to evaluate capital adequacy. Tangible common equity is total equity less preferred equity, goodwill, core deposit intangibles, and other intangibles, such as the purchased credit card relationship intangible and the insurance customer relationship intangible. Tangible assets are total assets less goodwill, core deposit intangibles, and other intangibles, such as the purchased credit card relationship intangible and the insurance customer relationship intangible. Management and many stock analysts use the tangible common equity ratio and tangible book value per common share in conjunction with more traditional bank capital ratios to compare the capital adequacy of banking organizations with significant amounts of goodwill or other intangible assets, typically stemming from the use of the purchase method of accounting for mergers and acquisitions. Accordingly, the Corporation believes that disclosures of these financial measures may be useful also to investors. Neither tangible common equity nor tangible assets, or the related measures should be considered in isolation or as a substitute for stockholders’ equity, total assets, or any other measure calculated in accordance with GAAP. Moreover, the manner in which the Corporation calculates its tangible common equity, tangible assets, and any other related measures may differ from that of other companies reporting measures with similar names.

23 Use of Non-GAAP Financial Measures Basis of PresentationUse of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes they will be helpful to an understanding of the Corporation’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings release. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP. Adjusted Pre-Tax, Pre-Provision IncomeAdjusted pre-tax, pre-provision income is a non-GAAP performance metric that management uses and believes that investors may find useful in analyzing underlying performance trends, particularly in times of economic stress. Adjusted pre-tax, pre-provision income, as defined by management, represents net income (loss) excluding income tax expense (benefit), the provision for loan and lease losses, as well as certain items that management believes are not reflective of core operating performance or that are not expected to reoccur with any regularity or reoccur at uncertain times and amounts. This metric is income before income taxes adjusted to exclude the provision for loan and lease losses, gains or losses on sales of investment securities and impairments, and fair value adjustments on derivatives. In addition, from time to time, earnings are adjusted also for items that management believes are not reflective of core operating performance or that are not expected to reoccur with any regularity or reoccur at uncertain times and amounts.